FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending October 19, 2001

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9284 8816

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   15-October-01

Housing Loan Collection Period      10-Jul-01 to 09-Oct-01
                                 (inclusive)   (inclusive)

Days in Collection Period             92

Coupon Period          19-Jul-01      to         19-Oct-01
                       (inclusive)             (exclusive)

Days in Coupon Period  		      92

3 month BBSW
at beginning of coupon period         	5.0100%
3 Month USD-LIBOR      			3.76000%
Foreign Exchange Rate  0.62354525564

Available Income       			15,083,821
Total Available Funds  			15,083,821
Accrued Interest Adjustment           	0.00
Redraws Made This Period              	22,905,547
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			642,411
Total Payments         			13,006,826
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	104,778,073
Principal Collections  			81,872,525
Excess Available Income               	2,076,995
Excess Collections Distribution       	2,076,995
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	820,933,862
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.5375%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

                       Principal/100,000
Coupon/100,000
Class A      0.00      3,522.7872     369.6296
Class B      0.00      8,340.3263     936.3464

Stated Amount - AUD Equivalent        Percentage  Forex
Percentage
Class A       738,888,185.39           94.72309%   1.00000
Class B        42,833,810.76            5.27691%
RFS                     0.00              	   0.00000
              781,721,996.15          100.00000%  100.00000%

Stated Amount - USD                   Bond Factor
Class A       460,730,222.45                      0.3356380
Class B        26,708,819.48                      0.8268984
RFS                     0.00
              487,439,041.93

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th October 2001
                 Number  Current   Instalment     % by      % by
                of Loans Balance     Amount $    Number   Balance

Current         8,583   722,574,556  6,412,671   93.39%    92.43%
1 - 29 Days       502    48,948,774    394,067    5.46%     6.26%
30 - 59 Days       65     6,046,051     44,094    0.71%     0.77%
60 - 89 Days       18     2,190,905     17,045    0.20%     0.28%
90 - 119 Days       6       586,939      4,383    0.07%     0.08%
120 - 149 Days      2       226,081      1,734    0.02%     0.03%
150 - 179 Days      1        68,757        560    0.01%     0.01%
180+ Days          13     1,079,932     15,570    0.14%     0.14%
TOTAL           9,190   781,721,996  6,890,124  100.00%   100.00%


$A
Scheduled principal     		$          7,640,759
Unscheduled principal   		$         74,231,766
Principal Collections   		$         81,872,525

Fixed Interest Rate Housing Loan        $        128,765,726
Variable Rate Housing Loans             $        652,956,270
                        		$        781,721,996






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: October 22, 2001
By:    /s/ Alan Bomze


Name: Alan bomze

Title:   Principal Accounting Officer